Fair Value Measurements	9 Months Ended
Sep. 30, 2023
Fair Value Measurements
Fair Value Measurements

Note 8 — Fair Value Measurements

At September 30, 2023, substantially all of the assets held in the Trust Account were held in money market funds which are invested primarily in U.S. Treasury securities. In accordance with ASC 320, “Investments—Debt Securities”, the Company classifies its investments in money market funds as trading securities. At September 30, 2023, the Company had $17,709,095 in its Trust

Account. The estimated fair values of investments held in Trust Account are determined using available market information. Fair values of these investments are determined by Level 1 inputs utilizing quoted prices (unadjusted) in active markets for identical assets.

As of December 31, 2022, assets held in the Trust Account were held in cash and US Treasury Bills. All of the Company’s investments in US Treasury Bills held in the Trust Account are classified as held-to-maturity securities. Held-to-maturity securities are presented on the balance sheet at amortizable cost at inception and at the end of each subsequent reporting period.

A reconciliation from amortized cost basis to net carrying amount and fair value is provided below for the Company’s held-to-maturity investments:

December 31,
2022
Held-to-maturity investments, amortized cost basis	$118,433,095
Interest earned on investments	307,051
Held-to-maturity investments, net carrying amount	118,740,146
Unrealized gain on investments	36,854
Held-to-maturity investments, fair value	$118,177,000

There were no impairments with respect to the held-to-maturity investments as of December 31, 2022. All investments mature within one year of the date of these unaudited condensed financial statements; however, they are classified as non-current assets due to contractual restrictions that limit access to the cash and securities held in the Trust Account until the consummation of the Company’s initial Business Combination.